FORUM
FUNDS

                                                PROSPECTUS


                                                OCTOBER 1, 2000
                                                (AS AMENDED NOVEMBER 15, 2000)


                                                EQUITY INDEX FUND

Equity Index Fund seeks to duplicate
the  return of the Standard & Poor's(R)
500 Composite Stock Index.

The Fund does not pay Rule 12b-1
(distribution) fees.

THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR  DISAPPROVED THE
FUND'S SHARES OR DETERMINED WHETHER
THIS PROSPECTUS IS ACCURATE OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.






                                   [Picture]





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TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                         2


PERFORMANCE                                                                 3


FEE TABLES                                                                  4


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES

AND PRINCIPAL RISKS                                                         5


MANAGEMENT                                                                  5


YOUR ACCOUNT                                                                7

          HOW TO CONTACT THE FUND                                           7
          GENERAL INFORMATION                                               7
          BUYING SHARES                                                     7
          SELLING SHARES                                                    9
          SALES CHARGES                                                    10
          EXCHANGE PRIVILEGES                                              11
          RETIREMENT ACCOUNTS                                              11


OTHER INFORMATION                                                          12


FINANCIAL HIGHLIGHTS                                                       13


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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Equity  Index Fund (the  "Fund")  seeks to  duplicate  the return of the S&P 500
Index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of it assets in Index Portfolio (the "Portfolio"), a series of another mutual fund. The Portfolio and Fund have substantially similar investment objectives and investment policies. Through its investment in the Portfolio, the Fund invests in substantially all of the common stocks listed on the S&P 500 Index.

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

STANDARD & POOR'S(R) 500 COMPOSITE INDEX ("S&P 500 INDEX") means an unmanaged index composed of common stocks of 500 publicly traded large capitalization companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risk of an investment in the Fund is that your investment in the Fund will lose value if the S&P 500 Index loses value.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You could lose money on your investment in the Fund or the Fund could underperform other investments.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:
o    Are willing to tolerate significant changes in the value of your investment
o    Are pursuing a long-term goal
o    Are willing to accept higher short-term risk

The Fund may not be appropriate for you if you:

o Want an investment that pursues market trends or focuses only on particular sectors or industries
o    Need regular income or stability of principal
o    Are pursuing a short-term goal or investing emergency reserves






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PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund's return compared to a broad measure of market performance. Performance information presented here represents only past performance and does not necessarily indicate future results.

The following chart shows the annual total return for each full calendar year that the Fund has operated. The chart does not reflect sales charges and, if reflected, the returns would be less than shown.

[EDGAR Representation of Bar Chart]

1998    28.86%
1999    20.79%

The calendar year-to-date total return as of June 30, 2000 was -0.51%.

During the periods shown in the chart, the highest quarterly return was 21.13% (for the quarter ended December 31, 1998) and the lowest quarterly return was -9.54% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total returns as of December 31, 1999 to the S&P 500 Index.

YEAR(S)                              EQUITY INDEX FUND             S&P 500 INDEX
1  Year                                  15.96%                       21.04%
Since Inception (12/24/97)               24.04%                       27.05%

The S&P 500 Index is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.











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FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on
      Purchase(as a percentage of the offering price)                   4.00%
     Maximum Sales Charge (Load) Imposed on                              None
      Reinvested Distributions
     Maximum Deferred Sales Charge (Load)
      (as a percentage of amount redeemed)                              1.00%(1)
     Redemption Fee                                                      None
     Exchange Fee                                                        None

(1)  Applicable only on purchases of $1 million or more.

     ANNUAL FUND OPERATING EXPENSES(2)
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     Management Fees                                                    0.15%
     Distribution (12b-1) Fees                                          None
     Other Expenses                                                     0.93%
     TOTAL ANNUAL FUND OPERATING EXPENSES(3)                            1.08%

(2) Based on amounts incurred during the Fund's fiscal year ended May 31, 2000, stated as a percentage of assets. The Fund's expenses include its pro rata share of the Portfolio's expenses.

(3) Certain service providers voluntarily waived a portion of their fees and/or reimbursed certain expenses of the Fund so that Total Annual Fund Operating Expenses did not exceed 0.25%. Fee waivers and/or expense reimbursements may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that the Fund's operating expenses remain as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR              3 YEARS           5 YEARS           10 YEARS
      $506                 $730             $972              $1,664











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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS
INVESTMENT OBJECTIVE

The Fund seeks to duplicate the return of the S&P 500 Index.

INVESTMENT STRATEGIES

THE ADVISER'S PROCESS Wells Fargo Bank, N.A. ("WFB"), the Portfolio's investment adviser, and Wells Capital Management ("WCM"), the Portfolio's investment subadviser, generally executes portfolio transactions to:

o replicate the composition and total rate of return, before expenses, of the S&P 500 Index
o invest cash received from portfolio security dividends or investments in the Fund
o    raise cash to fund redemptions

INVESTMENT POLICIES The Fund is a "gateway" fund in a "Core and Gateway(R)" structure. The Fund invests substantially all of its assets in the Portfolio, a series of Wells Fargo Core Trust ("Wells Core Trust"), another mutual fund. The Fund and Portfolio have substantially similar investment objectives and policies. The Fund invests in the Portfolio to enhance its investment opportunities and reduce its operating expenses by sharing the costs of managing a large pool of assets.

Through its investment in the Portfolio, the Fund invests in substantially all of the common stocks listed on the S&P 500 Index. The Portfolio seeks to replicate the total rate of return of the S&P 500 Index and attempts to achieve a 95% correlation between its own investment results (before expenses) and that of the S&P 500 Index. This correlation is sought regardless of market conditions.

A precise duplication of the performance of the S&P 500 Index is not feasible because the Portfolio's performance may be affected by, among other things, the Portfolio's expenses, transaction costs and shareholder purchases and redemptions.

TEMPORARY DEFENSIVE POSITION In response to adverse market, economic or other conditions, the Fund and the Portfolio may assume a temporary defensive position and invest without limit in cash and high quality cash equivalents such as commercial paper and money market instruments. During such periods, the Fund and the Portfolio may be unable to achieve their investment objective.

INVESTMENT RISKS

GENERAL The Fund's net asset value and total return will fluctuate based upon changes in the value of the Portfolio and the securities in which the Portfolio invests. The market value of securities in which the Portfolio and the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Portfolio or the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

Since the Fund seeks to replicate the performance of the S&P 500 Index through its investment in the Portfolio, your investment will lose value during the periods when the S&P 500 Index loses value.

The Fund may withdraw its entire investment from the Portfolio at any time if the Board of Trustees of Forum Funds (the "Board") decides it is in the Fund's best interests to do so. The inability of the Fund to find a suitable replacement investment could adversely affect your investment in the Fund.

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Wells Fargo Bank, N.A.("WFB"), 525 Market Street, San Francisco, California, is the Portfolio's investment adviser. WFB provides portfolio management and fundamental security analysis services for the Portfolio. WFB, founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. WFB is a wholly owned subsidiary of Wells Fargo & Company, a national bank holding company.

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Subject to the general control of the Board of Trustees of Wells Core Trust, WFB makes investment decisions for the Portfolio. WFB receives an advisory fee of 0.15% of the average daily net assets of the Portfolio. For the Fund's fiscal year ending May 31, 2000, WFB waived a portion of its fee and only received an advisory fee of 0.10%. The Fund pays WFB its pro rata share of the Portfolio's advisory fee, which is based on the percentage of the Portfolio's assets held by the Fund.

As of June 30, 2000, WFB and its affiliates provided advisory services for over $160 billion in assets.

Wells Capital Management ("WCM"), 525 Market Street, San Francisco, California, is the Portfolio's investment subadviser and is responsible for the day-to-day investment management activities of the Portfolio. WCM is a wholly owned subsidiary of WFB. WCM receives a fee from WFB and not the Portfolio for advisory services provided to the Portfolio.

As of June 30, 2000, WCM provided advisory services of over $80 billion in assets.

PORTFOLIO MANAGERS

David D. Sylvester and Laurie R. White have been responsible for the day-to-day management of the Portfolio since 1996. Each portfolio manager's business experience is as follows:

DAVID D. SYLVESTER Executive Vice President of Liquidity Investments of WCM since 1998. Mr. Sylvester has been with Wells Fargo & Company and its predecessors in an investment management capacity for over 20 years. Mr. Sylvester has nearly 25 years of investment experience. He specializes in portfolio and securities analysis, fixed-income trading and the ability to add stability and safety through maximizing fund diversification. He also manages structured and derivative securities and institutional and personal trust assets. Mr. Sylvester attended the University of Detroit-Mercy.

LAURIE R. WHITE Principal for the Liquidity Investments of WCM. Ms. White has been with Wells Fargo & Company and its predecessors since 1991. Ms. White has 14 years of investment experience. Ms. White specializes in managing short-term securities, along with structured and derivative securities and institutional and personal trust assets. Ms. White received a B.A. in Political Science from Carleton College and an M.B.A. from the University of Minnesota.

OTHER SERVICE PROVIDERS

Forum Financial Group, LLC and its affiliates (collectively "Forum") provide services to the Fund. As of June 30, 2000, Forum provided administration and distribution services to investment companies and collective investment funds with assets of approximately $120 billion.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the representative of the Trust in connection with the offering of the Fund's shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares.

Forum Administrative Services, LLC provides administrative services to the Fund, Forum Accounting Services, LLC is the Fund's accountant, Forum Shareholder Services, LLC (the "Transfer Agent") is the Fund's transfer agent, and Forum Trust, LLC is the Fund's custodian.

FUND EXPENSES

The Fund pays all of its expenses. The Fund's expenses are comprised of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Fund's or other service providers may waive all or any portion of their fees and/or reimburse certain expenses of the Fund. Any waiver or expense reimbursement increases the Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.


Certain service providers of the Fund have undertaken to waive a portion of their fees and/or reimburse certain expenses in order to limit expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.25% or less of the average daily net assets of the Fund. Waivers and/or reimbursement may be reduced or eliminated at any time.



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YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
         Forum Funds
         P.O. Box 446
         Portland, Maine 04112

OVERNIGHT ADDRESS:
         Forum Funds
         Two Portland Square
         Portland, Maine 04101

TELEPHONE US AT:
         (800) 94FORUM or
         (800) 943-6786 (Toll Free)
         (207) 879-0001

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
         Bankers Trust Company
         New York, New York
         ABA #021001033

FOR CREDIT TO:
         Forum Shareholder Services, LLC
         Account # 01-465-547
         Re: Equity Index Fund
         (Your Name)
         (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares at the net asset value of a share (NAV) plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the Transfer Agent receives your request in proper form. For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, then the Fund values securities at fair value pursuant to procedures adopted by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be in U.S. dollars and checks must be drawn on U.S. banks.

CHECKS For individual, sole proprietorship, joint and Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Forum Funds" or to one or more owners of the account and endorsed to "Forum Funds." For all other accounts, the check must be made payable on its face to "Forum Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check).

PURCHASES BY AUTOMATED CLEARING HOUSE ("ACH") This services allows you to purchase shares through an electronic transfer of money from a checking or savings account. When you make an additional payment by telephone, the Transfer Agent will automatically debit your pre-designated bank account for the desired amount. Your financial institution may charge a fee for this service. You may call (800) 943-6786 to request an ACH transaction.

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WIRES Instruct your  financial  institution to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                  MINIMUM             MINIMUM
                                                  INITIAL            ADDITIONAL
                                                 INVESTMENT          INVESTMENT
Standard Account                                   $2,000              $250
Traditional and Roth IRA Accounts                  $1,000              $250
Accounts with Systematic Investment Plans            $250              $250

ACCOUNT REQUIREMENTS

                      TYPE OF ACCOUNT                                              REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS           o    Instructions must be signed by all persons
Individual accounts are owned by one person, as are sole          required to sign exactly as their names appear on
proprietorship accounts. Joint accounts have two or more          the account
owners  (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                   o    Depending on state laws, you can set up a
These custodial accounts provide a way to give money to a         custodial account under the UGMA or the UTMA
child and obtain tax benefits                                o    The custodian must sign instructions in a manner
                                                                  indicating custodial capacity
BUSINESS ENTITIES                                            o    Submit a Corporate/Organization Resolution
                                                                  form or similar document
TRUSTS                                                       o    The trust must be established before an
                                                                  account can be opened
                                                             o    Provide a certified trust document, or the
                                                                  pages from the trust document that identify the
                                                                  trustees

INVESTMENT PROCEDURES

                      HOW TO OPEN AN ACCOUNT                                   HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                     BY CHECK
o    Call or write us for an account application (and        o    Fill out an investment slip from a confirmation
     Corporate/Organization Resolution form if applicable)        or write us a letter
o    Complete  the  application  (and  resolution  form)     o    Write your account number on your check
o    Mail us your  application (and resolution form)         o    Mail us the slip (or your letter) and the check
     and a check

BY WIRE                                                      BY WIRE
o    Call or write us for an  account  application  (and     o    Call to notify us of your incoming wire
     Corporate/Organization  Resolution form if applicable)  o    Instruct your bank to wire your money to us
o    Complete the application (and resolution form)
o    Call us to fax the completed application (and
     resolution form) and we will assign you an account
     number
o    Mail us your original application (and resolution
     form)
o    Instruct your bank to wire your money to us

BY ACH PAYMENT                                               BY SYSTEMATIC INVESTMENT

o    Call or write us for an account application (and        o    Complete the systematic investment section of
     Corporate/Organization Resolution form if applicable)        the application
o    Complete the application (and resolution form)          o    Attach a voided check to your application
o    Call us to fax the completed application (and           o    Mail us the completed application and voided
     resolution form) and we will assign you an account           check
     number
o    Mail us your original application (and resolution
     form)
o    Make an ACH payment

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SYSTEMATIC  INVESTMENTS  You may invest a specified  amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of the Fund followed by substantial repurchases into the Fund within a calendar year).

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Generally, the Fund will send redemption proceeds to you within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The Fund name
     o    The dollar amount or number of shares you want to sell
     o    How and where to send the  redemption  proceeds
o    Obtain a signature  guarantee (if required)
o    Obtain other  documentation (if required)
o    Mail us your request and  documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your application) (See "By Telephone") OR
o    Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone authorization privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact  name(s) in which the account is registered
     o    Additional form of identification
o    Redemption proceeds will be:
     o    Mailed to you OR
     o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
SYSTEMATICALLY
o    Complete the systematic withdrawal section of the application
o    Attach a voided check to your application
o    Mail us the completed application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


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SYSTEMATIC  WITHDRAWALS  You may  redeem a  specified  amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

o    Sales of over $50,000 worth of shares
o    Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption proceeds to an account with a different registration (name or ownership) from yours
o Changes to systematic investment or withdrawals, distribution, telephone redemption or exchange option or any other election in connection with your account

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

PURCHASES A sales charge is assessed on purchases of the Fund's shares as follows:

                             SALES CHARGE (LOAD) AS % OF:

 AMOUNT OF                    PUBLIC                NET
 PURCHASE                 OFFERING PRICE        ASSET VALUE*    REALLOWANCE%
 $0 to $49,999                 4.00                 4.17           3.50
 $50,000 to $99,999            3.50                 3.63           3.00
 $100,000 to $249,999          3.00                 3.09           2.50
 $250,000 to $499,999          2.50                 2.56           2.10
 $500,000 to $999,999          2.00                 2.04           1.70
 $1,000,000 and up             0.00                 0.00           1.00
* Rounded to the nearest one-hundredth percent.

The offering price for the Fund's shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares as principal or agent. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDEMPTIONS  A  contingent   deferred  sales  charge  ("CDSC")  is  assessed  on
redemptions of shares that were part of a purchase of $1 million or more. The CDSC is assessed as follows:

     REDEEMED WITHIN                                              SALES CHARGE
 First year of purchase                                              1.00%
 Second year of purchase                                             0.50%

                                                                     FORUM FUNDS
--------------------------------------------------------------------------------

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy the redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were purchased until your redemption request is satisfied.

REDUCED SALES CHARGES You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem Fund shares without a sales charge. Please see the SAI for further information.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of another fund of the Trust by telephone or in writing. For a list of funds available for exchange, you may call the Transfer Agent. If you exchange into a fund that has a higher sales charge than the Fund, you will have to pay the difference between that fund's sales charge and the Fund's sales charge. If you exchange into a fund that has no sales charge or a lower sales charge than the Fund, you will not have to pay a sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

                                 HOW TO EXCHANGE

BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account numbers
     o    The names of each fund you are exchanging
     o    The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o    Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact  name(s) in which  account is  registered
     o    Additional  form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional, and Roth IRAs. The Fund may be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is being made.

FORUM FUNDS
--------------------------------------------------------------------------------

OTHER INFORMATION

DISTRIBUTIONS

The Fund distributes its net investment income annually and net capital gain at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax.

The Fund's distribution of net income (including short-term capital gain) is taxable to you as ordinary income. The Fund's distribution of long-term capital gain is taxable to you as long-term capital gain regardless of how long you have held your Fund shares.

If you buy shares shortly before the Fund makes a distribution, you may pay the full price for the shares and then receive a portion of the price back as a distribution that may be taxable to you.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

The Fund will send you information about the income tax status of distributions paid during the year shortly after December 31 of each year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware business trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                     FORUM FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been audited by Deloitte & Touche LLP. The Fund's financial statements and the auditor's report are included in the Annual Report dated May 31, 2000, which is available upon request, without charge.

                                                             YEAR ENDED MAY 31,
                                                    2000           1999           1998(1)
 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value Per Share               $14.01          $11.69          $10.00
 Income from Investment Operations:
      Net investment income(2)                      0.45            0.16            0.07
      Net realized and unrealized gain on
      investments                                   1.03            2.27            1.62
 Total from Investment Operations                   1.48            2.43            1.69
 Less Distributions:
      From net investment income                   (0.15)          (0.11)            --
      From net realized capital gain               (0.05)          --(3)             --
 Total Distributions                               (0.20)          (0.11)            --
 Ending Net Asset Value Per Share                  $15.29          $14.01          $11.69
 OTHER INFORMATION
 Ratios to Average Net Assets:
      Expenses                                      0.25%          0.25%          0.25%(5)
      Gross expenses (4)                            1.08%          1.26%          2.25%(5)
      Net investment income                         1.12%          1.27%          1.41%(5)
 Total Return(5)                                   10.55%         20.98%          16.90%
 Portfolio Turnover Rate(6)                           16%             4%              7%
 Net Assets at End of Period (in thousands)       $13,482       $11,127           $5,038

(1)     The Fund commenced  operations on December 24, 1997.
(2) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(3)     Less than $0.01 per share.
(4) Reflects expense ratios in the absence of fee waivers and expense reimbursements.
(5)     Annualized.
(6)     Does not include sales charge.
(7) Information presented is that of the Portfolio in which the Fund invests.

FOR MORE INFORMATION                                                                       FORUM
                                                                                           FUNDS

The following documents are available free upon request:

                        ANNUAL/SEMI-ANNUAL REPORTS                                  EQUITY INDEX FUND
     Additional information about the Fund's investments is available in the
      Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                            CONTACTING THE FUND
    You can get a free copy of both reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                 Fund at:

                      FORUM SHAREHOLDER SERVICES, LLC
                               P.O. Box 446
                           Portland, Maine 04112
                               (800) 94FORUM
                              (800) 943-6786
                              (207) 879-0001

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
     You can also review the Fund's reports and SAI at the Public Reference
      Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or by writing to :

                           Public Reference Room                                          [LOGO]
                    Securities and Exchange Commission
                        Washington, D.C. 20549-6009                                    Forum Funds
                    E-mail address: publicinfo@sec.gov                                P.O. Box 446
                                                                                  Portland, Maine 04112
 Free copies of the reports and SAI are available from the SEC's Internet             (800) 94FORUM
                      Web Site at http://www.sec.gov.                                (800) 943-6786
                                                                                     (207) 879-0001
                    Investment Company Act File No. 811-3023